UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	04/30

Date of reporting period:	04/30/09

ITEM 1.           REPORT TO STOCKHOLDERS

  APRIL 30, 2009

Annual Report to Shareholders

DWS Disciplined Long/Short Growth Fund

Contents

4 Performance Summary

10 Information About Your Fund's Expenses

12 Portfolio Management Review

18 Portfolio Summary

20 Investment Portfolio

29 Financial Statements

34 Financial Highlights

38 Notes to Financial Statements

47 Report of Independent Registered Public Accounting Firm

48 Tax Information

49 Summary of Management Fee Evaluation by Independent Fee Consultant

54 Summary of Administrative Fee Evaluation by Independent Fee Consultant

55 Board Members and Officers

59 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The fund can take short positions in stocks, which means the fund could incur a loss by subsequently buying a security at a higher price than the price at which the fund previously sold the security short. The use of short sales-in effect, leveraging the fund's portfolio-could increase the fund's exposure to the market, magnify losses and increase the volatility of returns. Management focuses its investments on certain industries or sectors, thereby increasing its vulnerability to any single industry or regulatory development. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivatives positions. Please read the prospectus for details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2009

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 are 4.23%, 4.86% and 3.87% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 30 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/09
DWS Disciplined Long/Short Growth Fund	1-Year	Life of Fund*
Class A	-35.95%	-16.67%
Class C	-36.33%	-17.24%
Institutional Class	-35.77%	-16.46%
Russell 1000® Growth Index+	-31.57%	-12.42%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
Net Asset Value
	Class A	Class C	Institutional Class
Net Asset Value: 4/30/09	$ 6.11	$ 6.01	$ 6.14
4/30/08	$ 9.54	$ 9.44	$ 9.56
Class A Lipper Rankings — Long/Short Equity Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	57	of	100	57

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Disciplined Long/Short Growth Fund — Class A [] Russell 1000 Growth Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/09
DWS Disciplined Long/Short Growth Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$6,036	$6,023
	Average annual total return	-39.64%	-18.65%
Class C	Growth of $10,000	$6,367	$6,284
	Average annual total return	-36.33%	-17.24%
Russell 1000 Growth Index+	Growth of $10,000	$6,843	$7,258
	Average annual total return	-31.57%	-12.42%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Growth of an Assumed $1,000,000 Investment
[] DWS Disciplined Long/Short Growth Fund — Institutional Class [] Russell 1000 Growth Index+

Comparative Results as of 4/30/09
DWS Disciplined Long/Short Growth Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$642,300	$642,900
	Average annual total return	-35.77%	-16.46%
Russell 1000 Growth Index+	Growth of $1,000,000	$684,300	$725,800
	Average annual total return	-31.57%	-12.42%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please see the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated August 1, 2008 is 3.87% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2009.

To discourage short-term trading, the Fund imposed a 2% redemption fee on shareholders redeeming shares held less than 30 days, which had the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/09
DWS Disciplined Long/Short Growth Fund	1-Year	Life of Fund*
Class S	-35.77%	-16.47%
Russell 1000 Growth Index+	-31.57%	-12.42%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
Net Asset Value
Class S
Net Asset Value: 4/30/09	$ 6.14
4/30/08	$ 9.56
Class S Lipper Rankings — Long/Short Equity Funds Category as of 4/30/09
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	54	of	100	54

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Disciplined Long/Short Growth Fund — Class S [] Russell 1000 Growth Index+

Comparative Results as of 4/30/09
DWS Disciplined Long/Short Growth Fund		1-Year	Life of Fund*
Class S	Growth of $10,000	$6,423	$6,428
	Average annual total return	-35.77%	-16.47%
Russell 1000 Growth Index+	Growth of $10,000	$6,843	$7,258
	Average annual total return	-31.57%	-12.42%

The growth of $10,000 is cumulative.

* The Fund commenced operations on November 16, 2006. Index returns began on November 30, 2006.
+ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index that have higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2008 to April 30, 2009).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2009
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 945.80	$ 942.00	$ 946.10	$ 946.10
Expenses Paid per $1,000*	$ 9.60	$ 12.71	$ 8.30	$ 8.01
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 11/1/08	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/09	$ 1,014.93	$ 1,011.70	$ 1,016.27	$ 1,016.56
Expenses Paid per $1,000*	$ 9.94	$ 13.17	$ 8.60	$ 8.30
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios+	Class A	Class C	Class S	Institutional Class
DWS Disciplined Long/Short Growth Fund	1.99%	2.64%	1.72%	1.66%
+ Includes interest and dividend expense on securities sold short of 0.46% for each class, respectively.

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Disciplined Long/Short Growth Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Disciplined Long/Short Growth Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reached the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 as portfolio manager for asset allocation after 13 years of experience of trading fixed income, foreign exchange and derivative products at J.P. Morgan.

• Global Head of Quantitative Strategies Portfolio Management: New York.

• Joined the fund in 2006.

• BS, The Wharton School, University of Pennsylvania.

Julie Abbett

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Senior portfolio manager for Global Quantitative Equity: New York.

• Joined Deutsche Asset Management in 2000 after four years of combined experience as a consultant with equity trading services for BARRA, Inc. and a product developer for FactSet Research.

• Joined the fund in 2006.

• BA, University of Connecticut.

James B. Francis, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Head of Active Quantitative Equity Portfolio Management: New York.

• Joined Deutsche Asset Management and the fund in 2008 after 20 years of experience as senior quantitative global equity portfolio manager at State Street Global Advisors, and most recently, Northern Trust Global Investments.

• BS in Applied Mathematics from University of Massachusetts, Amherst.

In the following interview, the portfolio management team discusses recent market events as well as the performance and positioning of the fund during the 12-month period ended April 30, 2009.

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Q: How did the US stock market perform during the annual period?

A: The US stock market fell sharply during the fund's annual reporting period, as gauged by the -31.57% return of its benchmark, the Russell 1000® Growth Index.1 Equities lost ground steadily throughout the summer, then plunged in September and October once it became evident that the financial crisis was leading to a larger-than-expected slowdown in the global economy. This downturn fed on itself when "forced selling" by hedge funds and other leveraged investors caused stocks to skid nearly 20% in just a matter of days in mid-October. The markets staged a modest rebound in the final five weeks of 2008, but quickly moved to fresh lows during January and February once companies began to report severe earnings weakness for the fourth quarter and to slash their guidance for 2009. During this time, investors also reacted negatively to the growing intensity of the financial crisis and the perceived ineffectiveness of the government's response to the deepening recession.

The US market touched its low for the year on March 9, setting the stage for a massive relief rally over the remainder of the period. The leading cause of this recovery was the aggressive stimulus efforts by the world's governments and central banks. Additionally, investors were cheered by evidence that the global economy was beginning to stabilize. With valuations already at extremely low levels, the emergence of better news touched off a rally in March and April that proved to be the best two-month upturn for the US market since January-February of 1975.

Q: How did the fund perform?

A: DWS Disciplined Long/Short Growth Fund (Class A shares) produced a total return of -35.95% during the 12-month period ended April 30, 2009. The fund's benchmark, the Russell 1000 Growth Index, returned -31.57% during the same interval. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for more performance information.)

To review, this fund is designed to outperform the Russell 1000 Growth Index and at the same time achieve a similar risk profile as the index or, in other words, to generate a better return for the same level of risk. We seek to achieve this goal by taking long positions in 120 to 160 stocks that our proprietary model rates most highly. At the same time, we take short positions in 20 to 60 of the lowest-rated companies. The result is a portfolio that is up to 130% long and 30% short. This approach provides a net market exposure of 100% while also allowing for outperformance from the individual stock selections — both long and short — made by our disciplined investment process.

Q: Why did the fund underperform?

A: The fund's investment process — which seeks to take long positions in higher-quality, undervalued companies and establish short positions in lower-quality, overvalued companies — did not produce the intended results during the past 12 months due largely to two periods in which traditional measures such as fundamentals and valuations were not the primary driver of stock prices. The first was the down market of September, when the need to raise cash caused many market participants to indiscriminately sell their holdings into the falling market. The result of this forced selling was a breakdown in the correlation between individual stock performance and the factors that would typically drive stock prices, such as fundamentals and valuations. Market conditions subsequently normalized through the winter, but lower-quality stocks again began to outperform their higher-quality counterparts by a wide margin during the rebound that began on March 9. Investors sought to gain maximum market exposure during this rally by pouring cash into the types of stocks that had generated the worst performance in 2008 — most notably, those with weaker fundamentals and higher valuations. Taken together, these two intervals added up to approximately four months out of the annual period in which lower-quality stocks generated substantial outperformance — a negative environment for the fund.

Turning to the specific elements of our investment process, we analyze individual stocks based on factors that can be placed in three broad categories: growth, valuation and market sentiment. While the effectiveness of each factor varied from month to month in the aggregate the valuation and growth categories detracted from performance over the past year, while the market sentiment signals helped relative performance.

Q: What specific factors hurt performance?

A: Of the 24 industries into which we divide the benchmark, there were four in which our stock selection process did not work well: diversified financials, transportation, pharmaceuticals/biotechnology and automobiles/components.

As would be expected, the fund's underperformance in diversified financials — one of the worst-performing segments of the market — was a result of its long positions. Specifically, holdings in State Street Corp.,* Goldman Sachs Group, Inc., Citigroup, Inc. and Charles Schwab Corp.* underperformed during the time in which they were held in the fund. At the same time, the fund's short positions did not generate a large enough gain to offset this weakness.

The transportation industry was also hit hard in the past year, as the slowing economy resulted in reduced volumes of goods being moved around the world. The result was underperformance for stocks such as the oil tanker company Frontline Ltd.,* the maritime bulk shipper TBS International Ltd.* and the railway company Norfolk Southern Corp.* Airline stocks also lagged sharply due to declining passenger volumes, weighing on the performance of the fund's long positions in this group.

The primary source of the fund's underperformance in pharma/biotech was our timing of long positions. While stocks such as Gilead Sciences, Inc., Schering-Plough Corp. and Genentech outperformed during the past year, the fund held them at times when they were losing ground.

Long positions in the automobiles/components industry detracted from the fund's return, reflecting the environment of slowing auto sales and questions about the future of the major US automakers. TRW Automotive Holdings Corp.,* a manufacturer of major auto components, was the leading detractor in this segment of the fund.

Q: What elements of the fund's positioning helped performance?

A: Our selection process worked best in the utilities industry. Here, we generated outperformance through a timely long position in AES Corp.,* a short position in Dynegy, Inc.* and zero-weightings in two stocks that underperformed the broader industry by a wide margin: Williams Cos.* and Exelon Corp.*

The hotels/restaurants/leisure industry, which performed poorly amid an environment of constricted consumer spending, was a further source of strength for the fund. Strong contributions came from short positions in underperforming stocks such as Orient Express Hotels Ltd.,* Las Vegas Sands Corp.* and Starwood Hotels & Resorts Worldwide Inc.*

Capital goods, retailing and commercial services/supplies were additional industries in which the fund outperformed. The largest individual contributor was a short position in the packaging and building products company Temple-Inland Inc.*, whose shares fell 77% in the interval in which the fund was short.

Q: Do you have any closing thoughts for shareholders?

A: While we are disappointed with the fund's underperformance, we also recognize that there will inevitably be times when unusual market conditions cause our style to lag. However, we believe our approach — seeking to own the highest-quality stocks in each industry while shorting those of the lowest quality — will add value when measured over longer-term time periods.

1 The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000® Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
* Not held in the portfolio as of April 30, 2009.

Portfolio Summary

Long Position Sector Diversification (As a % of Long Common Stocks)	4/30/09	4/30/08

Information Technology	27%	27%
Health Care	17%	14%
Industrials	13%	15%
Consumer Discretionary	12%	12%
Energy	8%	11%
Consumer Staples	7%	7%
Financials	6%	5%
Materials	5%	6%
Utilities	3%	1%
Telecommunications Services	2%	2%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Long Equity Holdings at April 30, 2009 (21.7% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and personal computing and communication solutions	3.2%
2. QUALCOMM, Inc. Developer and manufacturer of communication systems	3.0%
3. Gilead Sciences, Inc. Developer of nuceleotide pharmaceuticals	2.6%
4. Google, Inc. Provides a Web-based search engine for the Internet	2.4%
5. Microsoft Corp. Developer of computer software	2.0%
6. Cisco Systems, Inc. Developer of computer network products	2.0%
7. McDonald's Corp. Operator of fast food restaurants	1.8%
8. JPMorgan Chase & Co. Provider of global financial services	1.7%
9. Dow Chemical Co. Producer of chemicals	1.5%
10. Wal-Mart Stores, Inc. Operator of discount stores	1.5%

Portfolio holdings are subject to change.

Securities Sold Short Position Sector Diversification (As a % of Common Stocks Sold Short)	4/30/09	4/30/08

Industrials	31%	15%
Information Technology	23%	31%
Health Care	16%	8%
Consumer Discretionary	9%	4%
Consumer Staples	9%	—
Materials	5%	14%
Energy	3%	13%
Telecommunications Services	2%	5%
Financials	2%	4%
Utilities	—	6%
	100%	100%

Sector diversifications are subject to change.

Ten Largest Securities Sold Short Equity Holdings at April 30, 2009 (7.8% of Net Assets)
1. PACCAR, Inc. Provider of machinery services	1.0%
2. Republic Services, Inc. Provides non-hazardous solid waste collection and disposal services	0.9%
3. Boeing Co. Manufacturer of jet aircrafts	0.9%
4. UAL Corp. Transports persons, property and mail throughout the US and abroad	0.9%
5. Microchip Technology, Inc. Manufacturer of high-performance, field-programmable microcontrollers and specialty memory products	0.8%
6. Flowers Foods, Inc. Producer and marketer of bakery and dessert products	0.8%
7. ASML Holding NV Develops, produces and markets semiconductor manufacturing equipment	0.7%
8. Weyerhaeuser Co. Provider of paper and forest goods	0.6%
9. United Therapeutics Corp. Developer of pharmaceuticals	0.6%
10. NuVasive, Inc. Provider of surgical/medical instruments	0.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2009

	Shares	Value ($)

Long Positions 118.3%
Common Stocks 107.9%
Consumer Discretionary 13.2%
Auto Components 1.8%
Magna International, Inc. "A" (a)	2,400	81,504
WABCO Holdings, Inc. (a)	4,300	68,757
		150,261
Hotels Restaurants & Leisure 2.4%
McDonald's Corp. (a)	2,800	149,212
Yum! Brands, Inc. (a)	1,400	46,690
		195,902
Internet & Catalog Retail 1.0%
Amazon.com, Inc.* (a)	1,000	80,520
Media 3.2%
CBS Corp. "B" (a)	15,000	105,600
Comcast Corp. "A" (a)	2,500	36,700
The DIRECTV Group, Inc.* (a)	1,500	37,095
Time Warner Cable, Inc.	2,500	80,575
		259,970
Multiline Retail 1.8%
Kohl's Corp.* (a)	1,100	49,885
Macy's, Inc. (a)	7,500	102,600
		152,485
Specialty Retail 1.6%
GameStop Corp. "A"* (a)	2,100	63,336
Ross Stores, Inc. (a)	1,700	64,498
		127,834
Textiles, Apparel & Luxury Goods 1.4%
Carter's, Inc.* (a)	3,100	66,278
Coach, Inc.* (a)	2,100	51,450
		117,728
Consumer Staples 7.0%
Beverages 1.3%
Coca-Cola Femsa SAB de CV (ADR) (a)	2,000	78,680
PepsiCo, Inc. (a)	500	24,880
		103,560
Food & Staples Retailing 2.1%
Costco Wholesale Corp. (a)	300	14,580
CVS Caremark Corp. (a)	1,300	41,314
Wal-Mart Stores, Inc. (a)	2,400	120,960
		176,854
Food Products 1.4%
Archer-Daniels-Midland Co. (a)	2,600	64,012
Bunge Ltd. (a)	1,000	48,010
		112,022
Household Products 1.3%
Colgate-Palmolive Co. (a)	1,400	82,600
Procter & Gamble Co. (a)	500	24,720
		107,320
Tobacco 0.9%
Altria Group, Inc. (a)	100	1,633
Lorillard, Inc. (a)	1,100	69,443
Philip Morris International, Inc. (a)	100	3,620
		74,696
Energy 9.0%
Energy Equipment & Services 3.8%
Cameron International Corp.* (a)	2,900	74,182
Rowan Companies, Inc. (a)	4,700	73,367
Schlumberger Ltd. (a)	900	44,091
Transocean Ltd.* (a)	1,700	114,716
		306,356
Oil, Gas & Consumable Fuels 5.2%
Chevron Corp. (a)	1,400	92,540
EOG Resources, Inc. (a)	700	44,436
ExxonMobil Corp. (a)	1,200	80,004
Murphy Oil Corp. (a)	1,400	66,794
Occidental Petroleum Corp. (a)	1,300	73,177
Total SA (ADR) (a)	500	24,860
Valero Energy Corp. (a)	2,400	47,616
		429,427
Financials 7.0%
Capital Markets 1.7%
BlackRock, Inc. (a)	400	58,608
The Goldman Sachs Group, Inc. (a)	600	77,100
		135,708
Diversified Financial Services 3.6%
Citigroup, Inc. (a)	10,900	33,245
CME Group, Inc. (a)	300	66,405
JPMorgan Chase & Co. (a)	4,100	135,300
PHH Corp.* (a)	3,500	58,730
		293,680
Insurance 1.7%
ACE Ltd. (a)	1,500	69,480
Aflac, Inc. (a)	2,400	69,336
		138,816
Real Estate Investment Trusts 0.0%
Apartment Investment & Management Co. "A" (REIT)	282	2,058
Health Care 18.9%
Biotechnology 6.4%
Amgen, Inc.* (a)	1,900	92,093
Celgene Corp.* (a)	100	4,272
Genzyme Corp.* (a)	400	21,332
Gilead Sciences, Inc.* (a)	4,600	210,680
Isis Pharmaceuticals, Inc.* (a)	4,000	62,720
Myriad Genetics, Inc.* (a)	1,800	69,822
PDL BioPharma, Inc. (a)	8,800	62,920
		523,839
Health Care Equipment & Supplies 1.3%
Baxter International, Inc. (a)	1,200	58,200
Becton, Dickinson & Co. (a)	100	6,048
St. Jude Medical, Inc.* (a)	1,200	40,224
		104,472
Health Care Providers & Services 5.0%
Centene Corp.* (a)	3,300	60,621
Emergency Medical Services Corp. "A"* (a)	1,900	66,196
Express Scripts, Inc.* (a)	1,100	70,367
Kindred Healthcare, Inc.* (a)	3,100	40,362
Magellan Health Services, Inc.* (a)	1,300	38,428
McKesson Corp. (a)	1,600	59,200
Medco Health Solutions, Inc.* (a)	600	26,130
UnitedHealth Group, Inc. (a)	1,900	44,688
		405,992
Life Sciences Tools & Services 1.3%
Thermo Fisher Scientific, Inc.* (a)	3,000	105,240
Pharmaceuticals 4.9%
Abbott Laboratories (a)	2,700	112,995
Bristol-Myers Squibb Co. (a)	1,300	24,960
Eli Lilly & Co. (a)	2,100	69,132
Johnson & Johnson (a)	500	26,180
Pfizer, Inc. (a)	4,700	62,792
Schering-Plough Corp. (a)	1,500	34,530
Teva Pharmaceutical Industries Ltd. (ADR) (a)	300	13,167
Watson Pharmaceuticals, Inc.* (a)	1,900	58,786
		402,542
Industrials 13.5%
Aerospace & Defense 5.1%
General Dynamics Corp. (a)	1,700	87,839
Honeywell International, Inc. (a)	2,100	65,541
L-3 Communications Holdings, Inc. (a)	600	45,690
Lockheed Martin Corp. (a)	600	47,118
Precision Castparts Corp. (a)	800	59,888
Raytheon Co. (a)	1,300	58,799
United Technologies Corp. (a)	1,100	53,724
		418,599
Air Freight & Logistics 0.8%
C.H. Robinson Worldwide, Inc. (a)	1,200	63,792
Airlines 0.8%
SkyWest, Inc. (a)	5,600	67,424
Commercial Services & Supplies 0.6%
The Brink's Co. (a)	1,700	48,195
Construction & Engineering 0.8%
Fluor Corp. (a)	1,700	64,379
Electrical Equipment 0.8%
ABB Ltd. (ADR) (a)	4,400	62,568
Industrial Conglomerates 0.7%
Tyco International Ltd. (a)	2,300	54,648
Machinery 1.2%
Danaher Corp. (a)	400	23,376
Timken Co. (a)	4,700	75,576
		98,952
Professional Services 1.1%
Manpower, Inc. (a)	2,200	94,798
Road & Rail 0.9%
Union Pacific Corp. (a)	1,500	73,710
Trading Companies & Distributors 0.7%
MSC Industrial Direct Co., Inc. "A" (a)	1,500	61,275
Information Technology 29.0%
Communications Equipment 6.7%
Cisco Systems, Inc.* (a)	8,300	160,356
Harris Corp. (a)	2,000	61,160
QUALCOMM, Inc. (a)	5,900	249,688
Research In Motion Ltd.* (a)	1,100	76,450
		547,654
Computers & Peripherals 5.9%
Apple, Inc.* (a)	2,100	264,243
EMC Corp.* (a)	5,800	72,674
Hewlett-Packard Co. (a)	1,000	35,980
International Business Machines Corp. (a)	1,100	113,531
		486,428
Electronic Equipment, Instruments & Components 3.4%
Amphenol Corp. "A" (a)	2,100	71,064
Arrow Electronics, Inc.* (a)	3,200	72,768
Avnet, Inc.* (a)	3,400	74,426
Benchmark Electronics, Inc.* (a)	4,900	59,437
		277,695
Internet Software & Services 2.9%
Google, Inc. "A"* (a)	500	197,985
Sohu.com, Inc.* (a)	800	41,720
		239,705
IT Services 2.8%
Accenture Ltd. "A" (a)	2,100	61,803
Broadridge Financial Solutions, Inc. (a)	3,200	61,920
Cognizant Technology Solutions Corp. "A"* (a)	800	19,832
Computer Sciences Corp.* (a)	1,300	48,048
SAIC, Inc.* (a)	1,900	34,390
		225,993
Semiconductors & Semiconductor Equipment 2.0%
Integrated Device Technology, Inc.* (a)	11,300	61,359
Intel Corp. (a)	2,600	41,028
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR) (a)	6,000	63,420
		165,807
Software 5.3%
Adobe Systems, Inc.* (a)	2,200	60,170
BMC Software, Inc.* (a)	1,800	62,406
Microsoft Corp. (a)	8,000	162,080
Oracle Corp. (a)	2,500	48,350
Symantec Corp.* (a)	2,800	48,300
Tyler Technologies, Inc.* (a)	3,200	52,800
		434,106
Materials 4.9%
Chemicals 4.3%
Dow Chemical Co. (a)	7,800	124,800
Monsanto Co. (a)	1,200	101,868
Praxair, Inc. (a)	900	67,149
The Mosaic Co. (a)	1,400	56,630
		350,447
Metals & Mining 0.6%
Freeport-McMoRan Copper & Gold, Inc. (a)	1,200	51,180
Telecommunication Services 2.3%
Diversified Telecommunication Services 0.9%
AT&T, Inc. (a)	1,100	28,182
Verizon Communications, Inc. (a)	1,600	48,544
		76,726
Wireless Telecommunication Services 1.4%
Telephone & Data Systems, Inc. (a)	2,100	60,207
United States Cellular Corp.* (a)	1,500	51,000
		111,207
Utilities 3.1%
Electric Utilities 1.4%
Duke Energy Corp. (a)	3,600	49,716
Pepco Holdings, Inc. (a)	5,400	64,530
		114,246
Independent Power Producers & Energy Traders 1.7%
Mirant Corp.* (a)	6,200	78,926
NRG Energy, Inc.* (a)	3,500	62,930
		141,856
Total Common Stocks (Cost $8,521,692)		8,838,672
	Principal Amount ($)	Value ($)

Government & Agency Obligation 1.2%
US Treasury Obligation
US Treasury Bill, 0.13%**, 6/11/2009 (b) (Cost $91,986)	92,000	91,994
	Shares	Value ($)

Cash Equivalents 9.2%
Cash Management QP Trust, 0.46% (c) (Cost $754,646)	754,646	754,646
	% of Net Assets	Value ($)

Total Long Positions (Cost $9,368,324)+	118.3	9,685,312
Other Assets and Liabilities, Net	0.6	51,707
Securities Sold Short	(18.9)	(1,548,215)
Net Assets	100.0	8,188,804
+ The cost for federal income tax purposes was $9,631,827. At April 30, 2009, net unrealized appreciation for all securities based on tax cost was $53,485. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $845,792 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $792,307.
	Shares	Value ($)

Common Stocks Sold Short 18.9%
Consumer Discretionary 1.7%
Diversified Consumer Services 0.5%
K12, Inc.	1,100	19,338
Sotheby's	2,000	23,220
		42,558
Hotels Restaurants & Leisure 0.2%
Marriott International, Inc. "A"	600	14,136
Media 0.5%
Regal Entertainment Group "A"	3,400	44,404
Specialty Retail 0.5%
Penske Automotive Group, Inc.	3,300	43,725
Consumer Staples 1.8%
Food Products
Flowers Foods, Inc.	2,700	62,370
Ralcorp Holdings, Inc.	600	34,296
Sanderson Farms, Inc.	1,200	47,880
		144,546
Energy 0.6%
Oil, Gas & Consumable Fuels
Petrohawk Energy Corp.	1,600	37,760
Quicksilver Resources, Inc.	1,800	14,634
		52,394
Financials 0.3%
Diversified Financial Services
Moody's Corp.	900	26,568
Health Care 2.9%
Biotechnology 1.1%
Arena Pharmaceuticals, Inc.	5,500	15,455
Medarex, Inc.	4,500	26,640
United Therapeutics Corp.	800	50,248
		92,343
Health Care Equipment & Supplies 1.3%
Conceptus, Inc.	2,300	31,142
NuVasive, Inc.	1,300	49,270
Wright Medical Group, Inc.	1,800	24,750
		105,162
Life Sciences Tools & Services 0.2%
Exelixis, Inc.	3,400	16,762
Pharmaceuticals 0.3%
VIVUS, Inc.	2,800	11,228
XenoPort, Inc.	1,100	15,037
		26,265
Industrials 6.0%
Aerospace & Defense 0.9%
Boeing Co.	1,800	72,090
Airlines 1.9%
AMR Corp.	6,900	32,844
Continental Airlines, Inc. "B"	1,800	18,936
UAL Corp.	14,600	71,832
US Airways Group, Inc.	8,400	31,836
		155,448
Commercial Services & Supplies 1.5%
Republic Services, Inc.	3,700	77,700
United Stationers, Inc.	1,300	42,549
		120,249
Electrical Equipment 0.2%
AMETEK, Inc.	600	19,326
Machinery 1.5%
Astec Industries, Inc.	500	15,410
Ingersoll-Rand Co., Ltd. "A"	500	10,885
Kaydon Corp.	500	15,980
PACCAR, Inc.	2,200	77,968
		120,243
Information Technology 4.3%
Communications Equipment 0.5%
Brocade Communications Systems, Inc.	3,600	20,808
Motorola, Inc.	3,800	21,014
		41,822
Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc.	7,700	27,797
ASML Holding NV (NY Registered Shares)	2,600	54,990
KLA-Tencor Corp.	1,600	44,384
Microchip Technology, Inc.	3,000	69,000
NVIDIA Corp.	4,100	47,068
		243,239
Software 0.8%
Cadence Design Systems, Inc.	8,200	45,756
THQ, Inc.	5,500	18,810
		64,566
Materials 0.9%
Metals & Mining 0.3%
Royal Gold, Inc.	600	21,696
Paper & Forest Products 0.6%
Weyerhaeuser Co.	1,500	52,890
Telecommunication Services 0.4%
Diversified Telecommunication Services 0.2%
Alaska Communications Systems Group, Inc.	2,100	12,663
Wireless Telecommunication Services 0.2%
SBA Communications Corp. "A"	600	15,120
Total Common Stocks Sold Short (Proceeds $1,396,795)		1,548,215
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
(a) Securities are pledged, in whole or in part, as collateral for short sales.
(b) At April 30, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
ADR: American Depositary Receipt

As of April 30, 2009, open futures contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregated Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	6/19/2009	16	637,543	696,000	58,457

Fair Value Measurements

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements," establishes a three-tier hierarchy for measuring fair value and requires additional disclosure about the classification of fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2009 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments and of the valuation inputs, and the aggregate levels used in the tables below, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Valuation Inputs	Investments in Securities	Investments Sold Short, at Value	Other Financial Instruments++
Level 1	$ 8,838,672	$ 1,548,215	$ 58,457
Level 2	846,640	—	—
Level 3	—	—	—
Total	$ 9,685,312	$ 1,548,215	$ 58,457
++ Other financial instruments are derivative instruments not reflected in the Investment Portfolio, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2009
Assets
Investments: Investments in securities, at value (cost $8,613,678)	$ 8,930,666
Investment in Cash Management QP Trust (cost $754,646)	754,646
Total investments, at value (cost $9,368,324)	9,685,312
Cash	10,000
Deposits with broker for securities sold short	26,943
Dividends receivable	5,452
Receivable for daily variation margin on open futures contracts	720
Receivable for Fund shares sold	16,922
Receivable for investments sold	14,000
Interest receivable	262
Due from Advisor	29,769
Foreign taxes recoverable	226
Other assets	35,038
Total assets	9,824,644
Liabilities
Payable for securities sold short, at value (proceeds of $1,396,795)	1,548,215
Payable for Fund shares redeemed	3,387
Dividends payable for securities sold short	428
Other accrued expenses and payables	83,810
Total liabilities	1,635,840
Net assets, at value	$ 8,188,804
Net Assets Consist of
Undistributed net investment income	$ 3,698
Net unrealized appreciation (depreciation) on: Investments	316,988
Futures	58,457
Securities sold short	(151,420)
Accumulated net realized gain (loss)	(5,157,766)
Paid-in capital	13,118,847
Net assets, at value	$ 8,188,804

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2009 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($3,024,066 ÷ 494,866 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.11
Maximum offering price per share (100 ÷ 94.25 of $6.11)	$ 6.48

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,757,845 ÷ 292,395 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.01

Class S

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,726,430 ÷ 281,186 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 6.14
Institutional Class Net Asset Value, offering and redemption price(a) per share ($1,680,463 ÷ 273,609 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.14
(a) Redemption price per share for shares held less than 30 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended April 30, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $248)	$ 168,798
Interest — Cash Management QP Trust	6,316
Interest	435
Total Income	175,549
Expenses: Management fee	92,705
Administration fee	9,271
Services to shareholders	5,146
Custodian fee	13,773
Distribution and service fees	25,153
Audit and tax fees	53,231
Legal fees	25,255
Trustees' fees and expenses	1,992
Reports to shareholders	53,699
Registration fees	43,890
Interest expense	9,456
Dividend expense on securities sold short	48,958
Other	6,163
Total expenses before expense reductions	388,692
Expense reductions	(189,833)
Total expenses after expense reductions	198,859
Net investment income (loss)	(23,310)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(5,447,677)
Futures	(229,568)
Securities sold short	1,083,318
(4,593,927)
Net unrealized appreciation (depreciation) during the period on: Investments	338,312
Futures	43,542
Securities sold short	(66,028)
315,826
Net gain (loss)	(4,278,101)
Net increase (decrease) in net assets resulting from operations	$ (4,301,411)

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the year ended April 30, 2009
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$ (4,301,411)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(43,285,688)
Purchases to cover securities sold short	(9,662,862)
Net purchases, sales and maturities of short-term investments	(448,689)
Net amortization/accretion of premium (discount)	(435)
Proceeds from sales and maturities of long-term investments	43,424,905
Proceeds received from securities sold short	9,843,566
(Increase) decrease in interest receivable	865
(Increase) decrease in dividends receivable	4,467
(Increase) decrease in other assets	9,360
Increase (decrease) in dividends payable for securities sold short	56
(Increase) decrease in receivable for investments sold	(14,000)
(Increase) decrease in daily variation margin on open futures contracts	(2,045)
Increase (decrease) in other accrued expenses and payables	(31,975)
Change in net unrealized (appreciation) depreciation on investments	(338,312)
Change in net unrealized (appreciation) depreciation on securities sold short	66,028
Net realized (gain) loss on securities sold short	(1,083,318)
Net realized (gain) loss from investments	5,447,677
Cash provided (used) by operating activities	(371,811)
Cash Flows from Financing Activities
Proceeds from shares sold	1,069,086
Cost of shares redeemed	(670,421)
Cash provided (used) for financing activities	398,665
Increase (decrease) in cash	26,854
Cash at beginning of period*	10,089
Cash at end of period*	$ 36,943
* Includes deposits with broker for securities sold short.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended April 30,
	2009	2008
Operations: Net investment income (loss)	$ (23,310)	$ (56,202)
Net realized gain (loss)	(4,593,927)	49,566
Change in net unrealized appreciation (depreciation)	315,826	(611,004)
Net increase (decrease) in net assets resulting from operations	(4,301,411)	(617,640)
Distributions to shareholders from: Net investment income: Class S	—	(2,179)
Institutional Class	—	(2,420)
Net realized gains: Class A	—	(170,464)
Class C	—	(128,730)
Class S	—	(120,216)
Institutional Class	—	(119,192)
Total Distributions	—	(543,201)
Fund share transactions: Proceeds from shares sold	1,076,008	1,398,267
Reinvestment of distributions	—	539,821
Cost of shares redeemed	(671,573)	(408,219)
Redemption fees	652	137
Net increase (decrease) in net assets from Fund share transactions	405,087	1,530,006
Increase (decrease) in net assets	(3,896,324)	369,165
Net assets at beginning of period	12,085,128	11,715,963
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $3,698 and $1,196, respectively)	$ 8,188,804	$ 12,085,128

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended April 30,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.54	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.01)	(.04)	(.02)
Net realized and unrealized gain (loss)	(3.42)	(.43)	.50
Total from investment operations	(3.43)	(.47)	.48
Less distributions from: Net investment income	—	—	(.01)
Net realized gains	—	(.46)	—
Total distributions	—	(.46)	(.01)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 6.11	$ 9.54	$ 10.47
Total Return (%)[c,d]	(35.95)	(4.95)	4.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	4	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.13	4.59	4.73*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.09	2.68	2.97*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.46	1.55	1.52*
Ratio of net investment income (loss) (%)	(.19)	(.44)	(.48)*
Portfolio turnover rate (%)	595	450	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended April 30,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.44	$ 10.44	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	(.06)	(.11)	(.05)
Net realized and unrealized gain (loss)	(3.37)	(.43)	.49
Total from investment operations	(3.43)	(.54)	.44
Less distributions from: Net realized gains	—	(.46)	—
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 6.01	$ 9.44	$ 10.44
Total Return (%)[c,d]	(36.33)	(5.65)	4.40**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.83	5.21	5.48*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	2.78	3.31	3.73*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.15	2.18	2.28*
Ratio of net investment income (loss) (%)	(.89)	(1.07)	(1.24)*
Portfolio turnover rate (%)	595	450	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended April 30,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.56	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.00***	(.02)	(.01)
Net realized and unrealized gain (loss)	(3.42)	(.42)	.49
Total from investment operations	(3.42)	(.44)	.48
Less distributions from: Net investment income	—	(.01)	(.01)
Net realized gains	—	(.46)	—
Total distributions	—	(.47)	(.01)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 6.14	$ 9.56	$ 10.47
Total Return (%)[c]	(35.77)	(4.58)	4.90**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.91	4.31	4.52*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	1.87	2.42	2.76*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.24	1.29	1.31*
Ratio of net investment income (loss) (%)	.02	(.18)	(.27)*
Portfolio turnover rate (%)	595	450	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended April 30,	2009	2008	2007[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.56	$ 10.47	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[b]	.00***	(.02)	(.01)
Net realized and unrealized gain (loss)	(3.42)	(.42)	.49
Total from investment operations	(3.42)	(.44)	.48
Less distributions from: Net investment income	—	(.01)	(.01)
Net realized gains	—	(.46)	—
Total distributions	—	(.47)	(.01)
Redemption fees	.00***	.00***	.00***
Net asset value, end of period	$ 6.14	$ 9.56	$ 10.47
Total Return (%)[c]	(35.77)	(4.67)	5.00**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	3	3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.88	4.31	4.58*
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short (%)	1.83	2.39	2.75*
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.20	1.26	1.30*
Ratio of net investment income (loss) (%)	.06	(.15)	(.26)*
Portfolio turnover rate (%)	595	450	229**
[a] For the period from November 16, 2006 (commencement of operations) to April 30, 2007.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Disciplined Long/Short Growth Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the most relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

The Fund adopted Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective at the beginning of the Fund's fiscal year. Disclosure about the classification of fair value measurements is included at the end of the Fund's Investment Portfolio.

New Accounting Pronouncements. In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 ("FAS 161"), "Disclosures about Derivative Instruments and Hedging Activities." FAS 161 requires enhanced disclosure about an entity's derivative and hedging activities including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently reviewing the enhanced disclosure requirements for the adoption of FAS 161.

In addition, in April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently reviewing the enhanced disclosure requirements for the adoption of FSP 157-4.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. The Fund incurs interest expense on the securities borrowed.To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns as segregated assets to the books its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, the settlement amount for securities sold short is reflected as a corresponding liability. The amount of the liability is marked-to-market to reflect the current value of the short position.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may use futures contracts in circumstances where the portfolio management team believes they offer economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At April 30, 2009, the Fund had a net tax basis capital loss carryforward of approximately $1,558,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until April 30, 2017, the expiration date, whichever occurs first.

From November 1, 2008 through April 30, 2009, the Fund incurred approximately $3,279,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer the losses and treat them as arising in the fiscal year ending April 30, 2010.

The Fund has reviewed the tax positions for the open tax years as of April 30, 2009 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior two fiscal years remain subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. These differences primarily relate to certain securities sold at a loss and investment in futures contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At April 30, 2009, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 4,894
Capital loss carryforwards	$ (1,558,000)
Net unrealized appreciation (depreciation) on investments	$ 53,485

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended April 30, 2009	Year Ended April 30, 2008
Distributions from ordinary income*	$ —	$ 528,032
Distributions from long-term capital gains	$ —	$ 15,169
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank and deposit with the broker for securities sold short at April 30, 2009. Previously, the Fund has utilized the direct method for presentation of its Statement of Cash Flows. The Fund has changed its presentation to the indirect method, which it believes provides a useful format and conforms to more common industry practice.

Redemption Fees. During the period, the Fund imposed a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 30 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. Effective June 1, 2009, the Fund no longer imposes the 2% redemption fee.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Dividend income on short sale transactions is recorded on ex-date net of foreign withholding taxes and disclosed as an expense in the Statement of Operations. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended April 30, 2009, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $43,285,688 and $43,424,905, respectively. Purchases to cover securities sold short and securities sold short aggregated $9,662,862 and $9,843,566, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $1 billion of the Fund's average daily net assets	1.00%
Next $1 billion of such net assets	.95%
Next $1 billion of such net assets	.90%
Over $3 billion of such net assets	.85%

For the period from May 1, 2008 through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expense, taxes, brokerage, interest, organizational and offering expenses (limited to 0.10% through September 30, 2008) and dividend expenses on short sales) to the extent necessary to maintain the Fund's total operating expenses of each class as follows:

Class A	1.50%
Class C	2.25%
Class S	1.25%
Institutional Class	1.20%

Accordingly, for the year ended April 30, 2009, the fee pursuant to the Investment Management Agreement aggregated $92,705, all of which was waived, resulting in an annual effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the year ended April 30, 2009, the Advisor reimbursed $87,632 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended April 30, 2009, the Administration Fee was $9,271, all of which was waived.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended April 30, 2009, the amounts charged to the Fund by DISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2009
Class A	$ 1,225	$ —	$ 195
Class C	926	—	175
Class S	804	—	127
Institutional Class	173	173	—
	$ 3,128	$ 173	$ 497

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended April 30, 2009, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2009
Class C	$ 16,190	$ 1,048

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended April 30, 2009, the Service Fee was as follows:

Service Fee	Total Aggregated	Annual Effective Rate
Class A	$ 5,637.18%
Class C	3,326.15%
	$ 8,963

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended April 30, 2009 aggregated $318.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the year ended April 30, 2009.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended April 30, 2009, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $34,447, of which $9,398 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At April 30, 2009, the Advisor held approximately 78% of the outstanding shares of the Fund.

E. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended April 30, 2009, the Fund's custodian fees were reduced by $33 and $19, respectively, for custody and transfer agent credits earned.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended April 30, 2009		Year Ended April 30, 2008
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	143,317	$ 855,120	92,801	$ 951,562
Class C	16,293	96,304	21,691	210,298
Class S	13,561	111,484	12,914	132,418
Institutional Class	1,698	13,100	9,571	103,989
		$ 1,076,008		$ 1,398,267
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	16,542	$ 167,409
Class C	—	—	12,781	128,447
Class S	—	—	12,066	122,353
Institutional Class	—	—	11,993	121,612
		$ —		$ 539,821
Shares redeemed
Class A	(62,321)	$ (415,310)	(25,703)	$ (254,785)
Class C	(30,471)	(180,583)	(4,589)	(42,435)
Class S	(9,382)	(75,680)	(9,372)	(99,552)
Institutional Class	—	—	(1,138)	(11,447)
		$ (671,573)		$ (408,219)
Redemption fees		$ 652		$ 137
Net increase (decrease)
Class A	80,996	$ 439,810	83,640	$ 864,323
Class C	(14,178)	(84,279)	29,883	296,310
Class S	4,179	36,456	15,608	155,219
Institutional Class	1,698	13,100	20,426	214,154
		$ 405,087		$ 1,530,006

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Disciplined Long/Short Growth Fund:

We have audited the accompanying statement of assets and liabilities of DWS Disciplined Long/Short Growth Fund (the "Fund"), one of a series of DWS Equity Trust (the "Trust"), including the investment portfolio, as of April 30, 2009, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Long/Short Growth Fund at April 30, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts June 22, 2009

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 24, 2008

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2008, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 129 Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Summary of Administrative Fee Evaluation by Independent Fee Consultant

September 29, 2008

Pursuant to an Order entered into by Deutsche Asset Management (DeAM) with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds and have as part of my duties evaluated the reasonableness of the proposed management fees to be charged by DeAM to the DWS Funds, taking onto account a proposal to pass through to the funds certain fund accounting-related charges in connection with new regulatory requirements. My evaluation considered the following:

• While the proposal would alter the services to be provided under the Administration Agreement, which I consider to be part of fund management under the Order, it is my opinion that the change in services is slight and that the scope of prospective services under the combination of the Advisory and Administration Agreements continues to be comparable with those typically provided to competitive funds under their management agreements.

• While the proposal would increase fund expenses, according to a pro forma analysis performed by management, the prospective effect is less than .01% for all but seven of the DeAM Funds' 438 active share classes, and in all cases the effect is less than .03% and overall expenses would remain reasonable in my opinion.

Based on the foregoing considerations, in my opinion the fees and expenses for all of the DWS Funds will remain reasonable if the Directors adopt this proposal.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of April 30, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009[2] Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, executive committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	129
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	129
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[3] (medical technology company); Belo Corporation[3] (media company); Boston Museum of Science; Public Radio International; PRX, The Public Radio Exchange; The PBS Foundation. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	129
Dawn-Marie Driscoll (1946) Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		129
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising); The Kennel Shop (retailer)	129
Kenneth C. Froewiss (1945) Board Member since 2001	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	129
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	129
William McClayton (1944) Board Member since 2004	Managing Director, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	129
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[3] (January 2007-June 2007)	129
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[3] (telecommunications) (November 1989-September 2003)	129
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	129
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	132
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[4] (1958) Board Member since 2006	Managing Director[5], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Investments; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	129
Officers[6]
Name, Year of Birth, Position with the Fund and Length of Time Served[7]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[8] (1965) President, 2006-present	Managing Director[5], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[9] (1962) Vice President and Secretary, 1999-present	Director[5], Deutsche Asset Management
Paul H. Schubert[8] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[5], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[9] (1962) Assistant Secretary, 1997-present	Managing Director[5], Deutsche Asset Management
Rita Rubin[10] (1970) Assistant Secretary, 2009-present	Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Vice President and Associate General Counsel, UBS Global Asset Management (2001-2004)

Paul Antosca[9] (1957) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[9] (1967) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[9] (1966) Assistant Treasurer, 2007-present	Director[5], Deutsche Asset Management
Jason Vazquez[10] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[10] (1962) Chief Compliance Officer, 2006-present	Managing Director[5], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[10] (1951) Chief Legal Officer, 2006-present	Director[5], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
2 Mr. Freeman assumed the Chairperson role as of January 1, 2009. Prior to that Ms. Driscoll served as Chairperson of certain DWS funds since 2004.
3 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
4 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Schwarzer receives no compensation from the fund.
5 Executive title, not a board directorship.
6 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
7 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
8 Address: 345 Park Avenue, New York, New York 10154.
9 Address: One Beacon Street, Boston, MA 02108.
10 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	LSGAX	LSGCX	LSGFX	LSGTX
CUSIP Number	233376 813	233376 797	233376 789	233376 771
Fund Number	429	629	2429	729

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, April 30, 2009, DWS Equity Trust has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” (as such term has been defined by the Regulations) serving on the Funds’ audit committee including Mr. William McClayton, the chair of the Funds’ audit committee. The SEC has stated that an audit committee financial expert is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED LONG/SHORT GROWTH FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accountant, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accountant Billed to the Fund

Fiscal Year Ended April 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$46,774	$0	$6,379	$0
2008	$38,424	$0	$5,240	$0

The above "Tax Fees" were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accountant Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended April 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$0	$524,500	$0
2008	$0	$297,500	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended April 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$6,379	$524,500	$1,248,247	$1,779,126
2008	$5,240	$297,500	$1,109,437	$1,412,177

All other engagement fees were billed for services in connection with internal control reviews, agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified four matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2006 and 2007, Deutsche Bank AG (“DB”) provided standard overdraft protection on a depository account and a guarantee of certain lease deposits to the E&Y member firm in Germany (“E&Y Germany”). DB is within the “Investment Company Complex” (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund. E&Y advised the Audit Committee that while neither of these arrangements was ever utilized by E&Y Germany, they could constitute lending type arrangements in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(1)(ii)(A) provides that an accountant is not independent when an accounting firm has a loan to or from an audit client.) E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that neither of the arrangements was ever utilized and, accordingly, E&Y Germany never had amounts outstanding to DB, these arrangements were immaterial to E&Y Germany and DB and the E&Y professionals responsible for the Fund’s audits were not aware of these arrangements. E&Y informed the Audit Committee that E&Y Germany has cancelled the overdraft arrangement and has terminated the guarantee on the lease deposits.

Second, E&Y advised the Fund’s Audit Committee that, in 2007 and 2008, DB provided standard overdraft protection on a depository account to the E&Y member firm in India (“E&Y India”). E&Y advised the Audit Committee that E&Y India utilized this arrangement twice in 2007; therefore, the arrangement constituted a lending type arrangement in violation of Rule 2-01(c)(1)(ii)(A) of Regulation S-X as described above. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the arrangement did not create a mutual or conflicting interest between E&Y and the Fund and that the arrangement did not involve the Fund, but rather affiliates of the Fund in the Investment Company Complex. E&Y informed the Audit Committee that E&Y India has cancelled the overdraft arrangement.

Third, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional purchased interests in a fund sponsored by a subsidiary of Deutsche Bank AG that is not audited by E&Y. Subsequent to the purchase, the E&Y professional became a Covered Person (as defined by SEC rules) of the Fund as a result of providing non-audit services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

Finally, E&Y advised the Fund’s Audit Committee that, in 2008, an E&Y professional whose spouse owned interests in two DWS Funds that are not audited by E&Y, became a Covered Person of the Fund as a result of providing attest services to a DB entity within the Investment Company Complex. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the E&Y professional did not have any financial interest in the Fund and was not involved with the provision of audit services to the Fund. E&Y informed the Audit Committee that the E&Y professional no longer provides any services to any entity within the Investment Company Complex and is no longer deemed to be a Covered Person with respect to the Fund.

.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Chairman of the Board, P.O. Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Disciplined Long/Short Growth Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 1, 2009

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:                                        July 1, 2009